SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 15, 1998


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                  (Exact name of registrant as specified in its
                                    charter)


      California                     333-24111                   33-0745418
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                   File Number)           Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)



wncnat6-eforms8k/002a.doc

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 5 ("Series 5") has acquired a Local Limited Partnership Interest in El Reno Housing Associates Limited Partnership, an Oklahoma limited partnership ("EL RENO"), Hughes Villas Limited Partnership, an Arkansas limited partnership ("HUGHES") and Mark Twain Senior Community Limited Partnership, a California limited partnership ("MARK TWAIN"). EL RENO, HUGHES and MARK TWAIN are sometimes referred to hereinafter as the Local Limited Partnerships. EL RENO owns the Ashton Place Retirement Community Apartments in El Reno, Oklahoma; HUGHES owns the Hughes Villas Apartments in Hughes, Arkansas; and MARK TWAIN owns the Mark Twain Senior Community Apartments in Oakland, California.

         The following tables contain information concerning the Apartment Complexes and the Local Limited Partnerships identified herein:


                                                                                                               LOCAL
                                         ACTUAL OR                                                             LIMITED       YEAR
                                         ESTIMATED                                                 PERMANENT   PARTNERSHIP'S CREDITS
             PROJECT                     CONSTRUC-     ESTIMATED                                   MORTGAGE    ANTICIPATED   TO BE
LOCAL        NAME AND                    TION          DEVELOPMENT COST  NUMBER OF      BASIC      LOAN        AGGREGATE     FIRST
LIMITED      NUMBER OF     LOCATION OF   COMPLETION    (INCLUDING        APARTMENT      MONTHLY    PRINCIPAL   TAX CREDITS   AVAIL-
PARTNERSHIP  BUILDINGS     PROPERTY      DATE          LAND COST)        UNITS          RENTS      AMOUNT      (1)           ABLE

EL RENO      Ashton Place  El Reno       August 1998   $5,266,619        60 1BR units   $387       $2,403,000  $4,406,656    1999
             Retirement    (Canadian                                     40 2BR units   $462       GAC(3)
             Community     County),
             Apartments    Oklahoma

             26 buildings
             (2)
HUGHES       Hughes Villas Hughes        September     $1,000,021        20 2BR units   $398       $384,015    $395,600      1997(6)
             Apartments    (St. Francis  1996                                                      ADFA (4)
                           County),
             4 buildings   Arkansas                                                                $384,015
                                                                                                   RD (5)

MARK TWAIN   Mark Twain    Oakland       July 1996     $2,564,670        100 Efficiency $338-$407  $1,200,000  $1,116,384    1997(6)
             Senior        (Alameda                                      units          $415       HSA (8)
             Community     County),                                      6 1BR units
             Apartments    California                                                              $295,957
                                                                                                   RACO(9)
             3 buildings
             (2)(7)


(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, SERIES 5 will receive only that percentage of the annual credit which corresponds to the number of months during which SERIES 5 was a limited partner of the Local Limited Partnership, and during which the Apartment Complex was completed and in service.

(2) Property designed for senior citizens.

(3) Greystone & Co. ("GAC") will provide the mortgage loan for a term of 18 years at an annual interest rate of 7.8%. Principal and interest will be payable monthly, based on a 30-year amortization schedule. Outstanding principal will be due upon maturity.

(4) Arkansas Development Finance Authority ("ADFA") will provide the first mortgage loan for a term of 30 years at an annual interest rate of 6%. Principal and interest will be payable monthly, based on a 30-year amortization schedule.

(5) Rural Development ("RD") will provide the second mortgage loan for a term of 50 years at an annual interest rate of 1%. Principal and interest will be payable monthly, based on a 50-year amortization schedule.

(6) Credits were allocated in 1997 to Series 5's predecessor-in-interest as limited partner of the Local Limited Partnership.

(7) Rehabilitation property.

(8) Home Savings of America ("HSA") will provide the first mortgage loan for a term of 15 years at an annual interest rate of 8.72%. Principal and interest will be payable monthly, based on a 30-year amortization schedule. Outstanding principal will be due upon maturity.

(9) Redevelopment Agency of the City of Oakland ("RACO") will provide the second mortgage loan for a term of 30 years at an annual interest rate of 6%. Principal and interest will be payable from cash flow, based on a 30- year amortization schedule. Outstanding principal will be due upon maturity.

El Reno (EL RENO): El Reno (population 16,000) is in Canadian County, in central Oklahoma, at the intersection of Interstate Highway 40 and U.S. Highway 81, approximately eight miles from the Oklahoma City limits and approximately 27 miles from the center of Oklahoma City. The major employers for El Reno residents are Federal Aviation Administration, CMI Corporation and Mustang Independent Schools.

Hughes (HUGHES): Hughes (population 1,800) is in St. Francis County, in east-central Arkansas, at the intersection of U.S. Highway 79 and State Highway 38, approximately 25 miles southwest of Memphis, Tennessee. The major employers for Hughes residents are Arkansas Sock and Rag and Bill's Dollar Store.

Oakland (MARK TWAIN): Oakland (population 376,000) is in Alameda County in northern California, approximately 10 miles east of San Francisco. The major employers for Oakland residents are Kaiser Permanente, New United Motor Manufacturing, Inc. and the Port of Oakland.



                                                                                          SHARING RATIOS:               ESTIMATED
                                                                                          ALLOCATIONS (4)  SERIES 5' s  ACQUISITION
                                                            LOCAL GENERAL                 AND              CAPITAL      FEES PAYABLE
LOCAL          LOCAL                                        PARTNER        SHARING        SALE OR          CONTRI-      TO FUND
LIMITED        GENERAL                 PROPERTY             DEVELOPMENT    RATIOS:        REFINANCING      BUTION       MANAGER
PARTNERSHIP    PARTNER                 MANAGER (1)          FEE (2)        CASH FLOW (3)  PROCEEDS  (5)    (6)
-------------- --------------------    ----------------     -------------- -------------- ---------------- ------------ ----------
EL RENO        Cowen Properties, Inc.  Insignia Resident    $689,212       WNC: Greater of 99.98/.01/.01    $3,039,985   $282,000
                                       Group, L.P.                         20% or $4,000   40/60
                                                                           LGP: 70%
                                                                           The balance:
                                                                           40/60
HUGHES         Billy Bunn           Southland Management    $161,000       LGP: $1,000     99/1             $215,000     $20,000
                                    Co.                                    The balance:    50/50
                                                                           50/50


MARK TWAIN     Thomas P. Lam        Professional Apartment  $133,553       WNC:1st $7,000  98.99/.01/1      $740,155     $69,000
               Marilyn S. Lam       Management                             LGP: 50%        50/50
                                                                           The balance:
                                                                           20/80

(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. The Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Apartment Complex so long as the fee therefore does not exceed the amount authorized and approved by the lender for the Apartment Complex.

(2) The Local Limited Partnership will pay its Local General Partner or an affiliate of its Local General Partner a development fee in the amount set forth, for services incident to the development and construction of the Apartment Complex, which services include: negotiating the financing commitments for the Apartment Complex; securing necessary approvals and permits for the development and construction of the Apartment Complex; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 5.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 5 ("WNC") and the Local General Partner ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 5,
(ii) except in the case of HUGHES, WNC Housing, L.P., an Affiliate of the sponsor which is the special limited partner, and (iii) the Local General Partner.

                                       3



(5) Reflects the percentage interests of (i) Series 5, and (ii) the Local General Partner, in any net cash proceeds from sale or refinancing of the Apartment Complex, after payment of the mortgage loan and other Local Limited Partnership obligations (see, e.g., note 3), and the following, in the order set forth: with respect to EL RENO and MARK TWAIN, the capital contribution of Series 5; the capital contribution of the special limited partner; and the capital contribution of the Local General Partner; and, with respect to HUGHES, 5% of sale or refinancing proceeds to the Local General Partner.

(6) Series 5 will make its capital contribution to the Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Apartment Complex have been fulfilled.

Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired

                  Hughes Villas Limited Partnership
                    Independent Auditors' Report
                    Statement of Income (Loss) Year Ended December 31, 1998 Notes to Statement of Income (Loss) Year Ended
                    December 31, 1998

                  Mark Twain Senior Community Limited Partnership
                    Independent Auditors' Report
                    Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended December 31, 1997
                    Notes to Historical Summary

         b.       Proforma Financial Information

                    Proforma Balance Sheet, September 30, 1997
                    Proforma Statement of Operations for the Period July 15,
                     1997 to September 30, 1997
                  Notes to Proforma Financial Statements

          c.      Exhibits

                  10.1 Amended and Restated Agreement of Limited Partnership of El Reno Housing Associates
                          Limited Partnership (previously filed)

                  10.2 Second Amended and Restated Agreement of Limited Partnership of Hughes Villas Limited
                          Partnership (previously filed)

                  10.3 First Amendment to Second Amended and Restated Agreement of Limited Partnership of
                          Hughes Villas Limited Partnership

                  10.4 Amended and Restated Agreement of Limited Partnership of Mark Twain Senior Community
                          Limited Partnership

                          INDEPENDENT AUDITORS' REPORT


Partners
Hughes Villa Limited Partnership
Hughes, Arkansas

         We have audited the accompanying Statement of Income (Loss) of HUGHES VILLA LIMITED PARTNERSHIP for the year ended December 31, 1997. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Income is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Income. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Income. We believe that our audit of the Statement of Income (Loss) provides a reasonable basis for our opinion.

         In our opinion, the Statement of Income (Loss) referred to above presents fairly, in all material respects, the results of the operations of HUGHES VILLA LIMITED PARTNERSHIP for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                     /s/ BERRY & CACCAMISI, P.C.

February 26, 1998

                        HUGHES VILLA LIMITED PARTNERSHIP
                           STATEMENT OF INCOME (LOSS)
                          YEAR ENDED DECEMBER 31, 1997


REVENUES
         Rental Income                                     $  99,636
         Other Income                                            916
                                                           ---------

                  Total Revenue                            $ 100,552
                                                            --------

EXPENSES
         Administrative                                    $   6,481
         Utilities                                             2,578
         Management Fees                                       8,400
         Maintenance                                           7,742
         Taxes                                                   831
         Insurance                                             6,903
         Interest                                             31,999
         Depreciation                                         39,128
         Incentive Management Fee                              1,000
                                                           ---------

                  Total Expenses                           $ 105,062
                                                            --------

NET LOSS                                                   $(  4,510)
                                                            ---------








See accompanying Notes to Financial Statements.

                        HUGHES VILLA LIMITED PARTNERSHIP
                       NOTES TO STATEMENT OF INCOME (LOSS)
                          YEAR ENDED DECEMBER 31, 1997



(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The Partnership was formed as a limited partnership under the laws of the State of Arkansas for the purpose of acquiring land and developing, constructing, owning, and operating a 20-unit apartment project in Hughes, Arkansas. The project will provide housing to tenants under the FmHA Section 515 Program. Construction was completed and rental operations begun in October, 1996.

         The Partnership is engaged in the business of leasing apartment units to qualified individuals. The Partnership grants credit in the form of rent to customers, substantially all of whom are located within the Hughes, Arkansas area. Therefore, the Partnership's ability to collect rents on a timely basis depends to some extent on local economic conditions.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Buildings and sitework are depreciated over twenty-seven and one-half years using the straight-line method. Furnishings and appliances are depreciated over seven years using the straight-line method.

         The Partnership is not subject to federal or state income taxes; however, it must file informational income tax returns and the partners must take any income or loss of the Partnership into consideration when filing their respective tax returns.

                        HUGHES VILLA LIMITED PARTNERSHIP
                 NOTES TO STATEMENT OF INCOME (LOSS) (Continued)
                          YEAR ENDED DECEMBER 31, 1997


(2)      LONG-TERM DEBT

         The Partnership has a permanent mortgage with the Arkansas Development Finance Authority. The 6.00% mortgage is payable in monthly installments of $2,021 over a 50 year period. This non-recourse mortgage is collateralized by the land and buildings.

         The Partnership has a second permanent mortgage with USDA, Rural Development. The 7.25% mortgage will be payable in monthly installments of $818 over a 50 year period. The Partnership will receive an interest credit reducing the effective interest rate to 1% as long as the Project meets the USDA, Rural Development tenant eligibility requirements. The non-recourse mortgage is collateralized by the land and buildings.

         Maturities of both loans are as follows:

                  1998                      $        2,206
                  1999                               2,353
                  2000                               2,511
                  2001                               2,679
                  2002                               2,859
                  Thereafter                       754,967
                                                   -------

                                                $  767,575



(3)      RELATED PARTY TRANSACTIONS

         By Partnership agreement, the General Partner received a $1,000 incentive management fee during 1997. This fee is not a project expenditure and is payable from the annual return to owner distribution allowed by USDA, Rural Development.

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Mark Twain Senior Community Limited Partnership
(A California Limited Partnership)
Oakland, CA


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Mark Twain Senior Community Limited Partnership (A California Limited Partnership), for the year ended December 31, 1997. This Historical Summary is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the registration statement on Form S-11, as amended, of WNC Housing Tax Credit Fund VI, L.P., Series 5) as described in Note 1 and is not intended to be a complete presentation of the Partnership's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in
Note 1 of Mark Twain Senior Community Limited Partnership for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                            /S/ Burke & Rea



Stockton, California
March 26, 1998

                 MARK TWAIN SENIOR COMMUNITY LIMITED PARTNERSHIP
                       (A California Limited Partnership)

                       HISTORICAL SUMMARY OF GROSS INCOME
                          AND DIRECT OPERATING EXPENSES
                      For the Year Ended December 31, 1997


INCOME
     Rental and service income                                    $     520,092
     Interest Income - project operations                                   420
                                                                     ----------

                   Total revenues                                 $     520,512
                                                                   -------------

OPERATING EXPENSES
         Advertising                                              $       5,144
         Miscellaneous renting expenses                                     328
         Caterer expenses                                                95,352
         Food - miscellaneous                                               108
         Wages and payroll                                              155,081
         Office supplies                                                    377
         Legal expense                                                       60
         Bookkeeping / accounting services                                1,125
         Telephone and answering service                                  7,020
         Miscellaneous administrative expenses                            7,390
         Electricity & gas                                               36,741
         Water                                                            7,354
         Exterminating payroll / contract                                 1,274
         Garbage and trash removal                                        7,206
         Security payroll / contract                                      3,290
         Repairs material                                                 6,508
         Repairs contract                                                 4,696
         Vehicle and maintenance equipment o & r                          7,310
         Miscellaneous operating and maint. expenses                      2,547
         Real estate taxes                                               26,871
         Payroll taxes                                                   14,283
         Miscellaneous taxes, licenses, and permits                       3,284
         Property and liability insurance                                11,512
         Workman's compensation                                           6,579
         Health insurance and other employee benefits                     1,902
         Other insurance                                                  1,137
                                                                          -----

                   Total operating expenses                       $     414,479
                                                                  -------------

OTHER EXPENSES
     Interest expense - mortgage                                  $     130,085
     Amortization                                                         3,195
     Limited partnership tax                                                800
                                                                     ----------
         Sub-total other expenses                                 $     134,080
                                                                     ----------

                   Total expenses                                 $     548,559
                                                                  -------------

                   Net income (loss)                               $    (28,047)
                                                                  =============




See Notes to Historical Summary.

                - MARK TWAIN SENIOR COMMUNITY LIMITED PARTNERSHIP
                       (A California Limited Partnership)

                           NOTES TO HISTORICAL SUMMARY




NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      A  summary   of  the   Partnership's   significant   accounting   policies
      consistently applied in the preparation of the accompanying Historical Summary follows.

      PRINCIPLES OF REPORTING

      In accordance with Securities and Exchange Commission Regulation S-X, Rule 3-14, the Historical Summary of Gross Income and Operating Expenses excludes items not comparable to the proposed future operations of the property.

      The Historical Summary is not intended to be a complete presentation of the Partnership's revenues and expenses and accordingly, depreciation expense has been excluded from the Historical Summary of Gross Income and Operating Expenses.

      METHOD OF ACCOUNTING

      The Partnership uses the accrual method of accounting, which reflects revenue when earned, which may be prior to receipt, and expenses as incurred, which may be prior to payment. Rental income reflects the gross potential rent that may be earned less vacancies.

      INCOME TAXES

      No provision or benefit for income taxes has been included in this Historical Summary since taxable income or loss passes through to, and is reportable by, the partners individually.

      ESTIMATES

      The preparation of Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.

      AMORTIZATION

      Deferred charges are amortized over the following estimated useful lives using the straight-line method:


                                                           Years

              Deferred debt expense                        15
              Tax credit-monitoring fee                    15


NOTE 2 - ORGANIZATION

      Mark Twain Senior Community Limited Partnership is a California Limited Partnership which was formed in July 1992, to acquire, rehabilitate, and operate a 106-unit apartment complex, known as Mark Twain Senior Apartments, located in Oakland, California. The Partnership was created to provide affordable housing to qualified individuals and families.

                                      - 3 -
                           NOTES TO HISTORICAL SUMMARY




NOTE 3 - INTEREST INCURRED, EXPENSED AND CAPITALIZED

      Mortgage interest expense incurred during 1997 consisted of the following:

                  Home Savings of America               $    113,680
                  City of Oakland                             16,405

      Total interest expense incurred and expensed      $    130,085


      Long-term debt consists of two permanent loans, Home Savings of America in face amount of $2,145,000 and City of Oakland in the face amount of $298,916.

      MORTGAGE PAYABLE - HOME SAVINGS

      Under the terms of the 15-year Promissory Note with Home Savings of America, the loan provides for an interest rate of 8.72% and monthly payments of $9,414.71 commencing on June 1, 1996, and continuing through May 2011.

      MORTGAGE PAYABLE - CITY OF OAKLAND

      Under the terms of the 350-month Promissory Note with the City of Oakland, the loan provides for an interest rate of 6.0% and monthly payments of $1,810.59 commencing on March 1, 1997, and continuing through April 2026.

      The apartment complex is pledged as collateral for the mortgages and is secured by deeds of trust, assignment of rents, security agreements and fixture filings against the property.


NOTE 4 - RELATED PARTY TRANSACTIONS

      MANAGEMENT FEE

      The Partnership paid the general partner, Marilyn S. Lam, a management fee during 1997 in the amounts of $30,000, for her services rendered in connection with the leasing and operation of the project. The fee was paid and included as wages and payroll expense in the Historical Summary. The wages paid for these services is approximately 5.8% of the project's rental income.


NOTE 5 - SUBSEQUENT EVENT

      On January 14, 1998, WNC Housing Tax Credit Fund VI, L.P., Series 5, acquired a 98.9% limited partnership interest of Mark Twain Senior Community Partnership.

                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 5
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                             PROFORMA BALANCE SHEET
                               September 30, 1997


                                     ASSETS

                                      Historical    Proforma        Proforma
                                      Balance       Adjustments     Balance

Cash                                  $2,158,837     $9,451,100
                                                       (774,620)
                                                        597,195     $11,432,512

Subscriptions receivable                 689,000       (597,195)         91,805

Investment in limited partnerships       231,569      8,132,049
                                                        774,620       9,138,238

Other assets                                 129              0             129
                                         -------     ----------     -----------

                                      $3,079,535    $17,583,149     $20,662,684
                                      ==========     ==========      ==========


                        LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES:

Notes payable to limited
 partnerships                        $         -     $8,132,049      $8,132,049

Accrued fees and expenses due
to general partner and
affiliates                               239,578              0         239,578
                                         -------      ---------         -------
                                         239,578      8,132,049       8,371,627
                                         -------      ---------        ---------

PARTNERS' EQUITY
  General partner                         (3,371)       (15,603)       (18,974)
  Original limited partner                 1,000                          1,000
  Limited partners                     2,842,328      9,466,703      12,309,031
                                       ---------      ---------      ----------
       Total partners' equity          2,839,957      9,451,100      12,291,057
                                       ---------      ---------      ----------

                                      $3,079,535    $17,583,149     $20,662,684
                                       ==========    ==========      ==========

                                  - Unaudited -
             See Accompanying Notes to Proforma Financial Statements
                                       FS

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)

                        PROFORMA STATEMENT OF OPERATIONS

            For the Period July 15, 1997 (date operations commenced)
                              to September 30, 1997




                                 Historical         Proforma           Proforma
                                   Balance         Adjustments          Balance

Interest income                $       129                        $         129
                               -----------                         ------------

Operating expense
Amortization                           289                                  289
Legal and accounting                    43                                   43
                               -----------                          -----------

Total operating expense                332                                  332
                               -----------                          -----------

Loss from operations                  (203)                                (203)

Equity in loss
 of limited partnerships                 -           (18,000)           (18,000)
                                ----------           --------           --------

 Net income (loss)              $    (203)         $ (18,000)         $ (18,203)
                                 =========          =========          =========

                                  - Unaudited -
             See Accompanying Notes to Proforma Financial Statements
                                       FS

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                     NOTES TO PROFORMA FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 5 financial statements dated September 30, 1997. WNC Housing Tax Credit Fund VI, L.P., Series 5 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of September 30, 1997, the Partnership was not admitted as majority limited partner in any limited partnerships. Subsequent to September 30, 1997, the Partnership has acquired a limited partnership interest in five limited partnerships, Chillicothe Plaza Apartments, L.P. (Chillicothe), El Reno Housing Associates Limited Partnership (El Reno), Hughes Villa, L.P. (Hughes), Mark Twain Senior Community, L.P. (Mark Twain) and Spring Valley Terrace Apartments L.L.C. (Spring Valley) and is negotiating to acquire limited partnership interests in four other partnerships. The investments commit the Partnership to capital contributions as follows:


APT HOUSING THEODORE                                   $    1,312,916
BRADLEY                                                       532,196
CHILLICOTHE                                                   981,049
EL RENO                                                     3,039,985
HUGHES                                                        181,885
MARK TWAIN                                                    683,290
MURFREESBORO                                                  684,474
SPRING VALLEY                                                 716,254
                                                              -------

                                                         $  8,132,049

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $9,451,100 reflect the net proceeds from October 1 to March 27, 1998 from issuance of 11,535 units of limited partners' capital ($11,480,405 less notes receivable of $469,000, and commissions and offering costs of $1,560,305) The third adjustment to cash and the


                                      FS-

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
               NOTES TO PROFORMA FINANCIAL STATEMENTS (Continued)



NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

adjustment to subscriptions receivable of $597,195 reflect the collection of subscriptions receivable from the above subscriptions. The adjustments to investment in limited partnerships and notes payable to limited partnerships of $8,132,049 reflect the Partnership's acquisition of the eight limited partnership interests as if the Partnership's date of acquisition was September 30, 1997. The second adjustment to investment in limited partnerships and the second adjustment to cash of $774,620 reflect the acquisition fee for the acquisition of the identified limited partnerships.

Six of the eight apartment complexes were under construction or rehabilitation during the period presented and had no operations which should be reported. Hughes Villa and Mark Twain had operations during the period presented (July 15, 1996 to September 30, 1996), and a proforma loss of $18,000 has been recorded in the Proforma Statement of Operations. The Partnership uses the equity method of accounting to account for its investments in these local limited partnerships.



                                      FS-

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

Date: March 30, 1998             By:      WNC &  Associates, Inc.,
      --------------                      General Partner

                                          By:      /s/ JOHN B. LESTER, JR.
                                                       John B. Lester, Jr.,
                                                       President

                                INDEX TO EXHIBITS


Exhibit
Number       Exhibit

10.3 First Amendment to Second Amended and Restated Agreement of Limited Partnership of Hughes Villas Limited Partnership

10.4 Amended and Restated Agreement of Limited Partnership of Mark Twain Senior Community Limited Partnership







                                       7

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